11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule Net Increase: $3,327,544.44 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. 52.243-2 -- Changes -- Cost-Reimbursement (Aug 1987) (Alt I) X B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor x is not is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) DUNS Number: 079679750 Period of Performance: 05/31/2019 to 06/01/2022 Change Item 00001 to read as follows(amount shown is the total amount): 00001 Demonstrate the capability to produce HALEU with 130,046,674.03 existing US origin enrichment technology, and provide DOE with HALEU for near term use in its research and development for the advancement of civilian nuclear energy and security, and other Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect . 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears 15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA Karen S. Shears Digitally signed by Karen S. Shears Date: 2022.03.11 12:13:29 -05'00' (Signature of Contracting Officer) 16C. DATE SIGNED 03/11/2022 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO. 89303519CNE000005 079679750 (x)

Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00016 | PAGE 2 OF 11

NAME OF OFFEROR OR CONTRACTOR
American Centrifuge Operating, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	programmatic missions. Line item value is: $130,046,674.03 Incrementally Funded Amount: $130,046,674.03 Requisition No: 19NE000106, 19NE000400, 20NE000015, 20NE000032, 20NE000121, 20NE000172, 20NE000389, 21NE000043, 21NE000066, 21NE000106, 21NE000159, 21NE000265, 22NE000004, 22NE000016, 22NE000035, 22NE000065, 22NE000095, 22NE000109 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2013 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2010 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2014 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2015 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2016 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2017 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Continued ...				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00016	PAGE 3	OF 11

NAME OF OFFEROR OR CONTRACTOR
American Centrifuge Operating, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT)	UNIT PRICE (E)	AMOUNT (F)
	Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Continued ...				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00016 | PAGE 4 OF 11

NAME OF OFFEROR OR CONTRACTOR
American Centrifuge Operating, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Continued ...				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00016 PAGE OF 5 11 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) Local Use: 0000000 Funded: $2,674,029.03 Accounting Info: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2022 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $653,515.41 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00016 PAGE OF 6 11 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Contract No: 89303519CNE000005 Modification P00016 Page 6 of 11 The purpose of this modification is to revise activities included in Change Order P00014, correct Milestone 11 as complete, and obligate funding. Changes are denoted in underlining and strikethrough. A. Section C, Project Objectives, is deleted in its entirety and changed to the following: “Project Objectives The objective of the HALEU Demonstration Program is to demonstrate the capability to produce HALEU with existing US origin enrichment technology and provide DOE with HALEU for near term use in its research and development for the advancement of civilian nuclear energy and security, and other programmatic missions. While DOE will retain title to the HALEU produced, DOE is amenable to make it available to the Contractor for DOE R&D purposes. Title to UF6 by-product (tails) from the HALEU enrichment process will be retained by DOE. This demonstration consists of the deployment of a 16 machine AC100M HALEU Cascade to be located at DOE’s site in Piketon, Ohio. The Milestones to be completed by the Contractor are: MILESTONE 1 - Rescind the License Amendment Request (License Number SNM-7003) to the Nuclear Regulatory Commission (NRC) for removal of enrichment as an authorized activity and for downgrade of licensed activities for the Lead Cascade by July 1, 2019. This activity is considered complete when the Contractor’s letter is submitted to the NRC. (Complete June 1, 2019) MILESTONE 2 - Re-establish required site services under the Memorandum of Agreement for the Supply of Services (Article 6, Section 6.1 of the GCEP Lease) by January 1, 2020. (Complete June 1, 2019) MILESTONE 3 – Award Purchase Order for machine casings by October 31, 2019. (Completed October 22, 2019) MILESTONE 4 - Re-establish vendor supply chain(s) of materials and equipment necessary for deployment and production of unobligated HALEU by June 1, 2020. (Completed June 1, 2020) MILESTONE 5- Re-constitute the security program to support possession of C-24 technology and assembly/installation/operation of the HALEU Cascade at the DOE leased facilities located in Piketon, Ohio by November 1, 2020. a) Obtain Security Plan approval from NRC. b) Modify and implement Security Plan procedures. c) Request security clearances for new personnel. d) “Stand up” Piketon facilities for possession of C-24 technology and assembly/installation/operation of the HALEU Cascade. MILESTONE 6 - Deliver sub-assemblies for 16 AC100M machines (Drawing no. 1007800 Rev. 3) to the DOE leased facilities located in Piketon, Ohio: a) Transfer title of Contractor-owned machine components to DOE by December 1, 2019 or as mutually agreed by the parties. b) Initiate delivery of sub-assemblies for 16 AC100M machines to DOE leased facilities in Piketon, Ohio by December 31, 2020. MILESTONE 7 - Complete reconstitution of HALEU Balance of Plant (BOP) and cascade infrastructure (e.g., utilities, controls, service module) by November 1, 2021.

Contract No: 89303519CNE000005 Modification P00016 Page 7 of 11 MILESTONE 8 – Assemble and dry 16 AC100M machines for the HALEU cascade by November 1, 2021. MILESTONE 9 - All systems except Mass Spectrometer, Distributed Control System and Fissile Material Storage Area ready for operations by March 31, 2022. MILESTONE 10 - Staff qualified for operations Perform all activities necessary to maintain security and obligations under the NRC license, as well as those necessary to complete the Contract, support any necessary activities for the HALEU demonstration and production procurement as directed by a DOE Contracting Officer, and delivery of technical data and software by April 30, 2022. MILESTONE 11 - Obtain an NRC license revision for the Combined License (COL) to support production of 19.75% U235 by March 1, 2022. (Complete)” B. Section C, Program Scope, is deleted in its entirety and replaced with the following: “Program Scope The Program will support the following major areas of activity and any other necessary activities to complete the Objectives and Milestones described in Section C.1.1: − Engineering/Procurement/Construction (EPC) of the HALEU Cascade − Manufacturing of the AC100M Components and Subassemblies − Plant Support and Cascade Startup/Operations − Regulatory Support − HALEU Program Management − Nuclear Safety Support Each major activity area is described separately as follows: C.1 Engineering/Procurement/Construction (EPC) of the HALEU Cascade EPC activities will include all the engineering, procurement and construction associated with reconstituting the Balance of Plant (BOP) and cascade components and systems to support the HALEU Cascade at Piketon, Ohio, including the vacuum, air, chilled water, and electrical systems and associated instrumentation and controls; the emergency power system; the distributed control system; the feed and withdrawal modules; the mass spectrometer, and the service module. Included also, are CTTF refurbishment; vent monitoring and centrifuge conditioning systems; and physical security modifications. Construction commissioning and Integrated System Test support is included. Also included is Program management of the EPC activities. Additional activities to be performed include: • Complete punch list items found during integrated systems testing • Complete the demobilization of work crews associated with HALEU systems construction/installation • Complete modification process to the point of systems turnover to operations IAW ACD2-EG- 003, Nuclear & Commercial Modification Controls C.2 Manufacturing (AC100M Components and Subassemblies) Manufacturing activities will include all associated procurement and manufacturing of machine parts, components and subassemblies of the AC100M machines for the HALEU cascade, including the machine controls, upper and lower suspension, column, casing, and rotors (including balancing).

Contract No: 89303519CNE000005 Modification P00016 Page 8 of 11 Transportation of the manufactured items to Piketon, Ohio is included as well as program management of the Manufacturing activities. C.3 Plant Support and Cascade Startup/Operations Plant Support activities include all preparation of the facility for installation of the HALEU 16- machine cascade, assembly and drying of the AC100M centrifuges, and installation and tie-ins of the machines to complete the HALEU cascade configuration. Cascade Startup/Operation activities include the Internal Readiness Review, and the Operational Readiness Review. Maintain and operate Balance of Plant (BOP) facilities. Also included is program management of the activities. Additional activities include: • Assist engineering with integrated systems testing and final modification items for turnover • Modify procedures for operation of the cascade • Develop/modify training and qualification materials for the qualification of minimum staffing for cascade operations • Implement maintenance program for upkeep of turned over systems and begin maintenance schedule in accordance with recommended maintenance intervals determined by engineering • Implement surveillance program for upkeep of IROFS and begin surveillance schedule in accordance with periodicity intervals determined by engineering. • Centrifuges will remain in the drying station for the remainder of the Contract. C.4 Regulatory Support Regulatory Support activities include NRC licensing, safeguards and security, and permitting. Also included is program management of the activities. Activities to be continued include: • Complete licensing actions to support systems Ready for Operations (except Mass Spectrometer, Distributed Control System and FMSA). • Perform necessary licensing work to upkeep both the Lead Cascade License and Commercial Plant License and all license driven programs, procedures, and processes, including all activities necessary to maintain security and obligations under the NRC license. C.5 HALEU Program Management Program Management will provide overall project direction of all activities and participants and management of the project including establishing a project Work Breakdown Structure (WBS) and baseline against which, performance will be measured using an earned value management system. The Contractor shall develop and provide a WBS that aligns with Contractor activities sequencing and execution of the HALEU Demonstration Program. Also, the Contractor shall develop and provide an integrated logic driven critical path schedule reflecting the WBS and which identifies contract milestones and deliverables. Formal status reports and meetings will be provided and held monthly with DOE to report and discuss schedule progress, milestone performance, cost performance, any variances, any concerns, and to identify action items. The Contractor will develop an agenda for these meetings and submit it to DOE at least seven (7) calendar days prior to the meeting. The formal status report is to be submitted at least three (3) business days prior to the meeting. The meeting date and the location will be mutually agreed upon between the Contractor and DOE. In addition, reports will be prepared and submitted to DOE to provide evidence of completion of project milestones. In addition, a weekly highlights report shall be provided electronically. Ad hoc meetings or conversations with DOE outside any formal meetings are to be utilized in a timely manner to identify and address any potential problems and concerns. Program Management will conduct activities that reduce overall risk to the program and assure a robust quality assurance program is implemented across the program. Perform activities necessary to complete the Contract and support the procurement, including the delivery of technical data and software.

Contract No: 89303519CNE000005
Modification P00016
Page 9 of 11

C.6 Nuclear Safety Support

The Nuclear Safety Support involves the work related to the restoration of Piketon nuclear safety/nuclear criticality safety programs and processes. This includes the revision of parts of the Integrated Safety Analysis Summary (ISA) and Addendum 1, ISA supporting documentation, and nuclear criticality safety analysis and associated documentation. Also included is program management of the activities. Additional activities include:

- Complete Implementation of Nuclear Safety IROFS associated with ISAS and NCSEs to support systems Ready for Operations (except Mass Spectrometer, Distributed Control System and FMSA) and Staff Qualified for Operations.
- Complete documentation closeout activities associated with passive, active, and administrative IROFS flowdown
- Perform license driven NCS and ISA functions

American Centrifuge Operating, LLC (ACO) utilizes a fully integrated Earned Value Management System (EVMS) in the execution of capital projects. ANSI/EIA-748-B Earned Value Management Systems and the GAO Cost Estimating and Assessment Guide serve as the basis for the ACO EVM System.

The system includes: Primavera P6 as the scheduling platform, Project Management Cost Processor (PMCP) as the cost processing, reporting and change control platform, Primavera Risk as the probabilistic risk analysis platform, and Oracle as the corporate financial system.

Major components of the system include:

- Integrated scope, cost and schedule Performance Measurement Baselines (PMB)
- Critical Path Methodology (CPM) used in evaluating schedule performance
- Probabilistic Risk Assessment (PRA) used in calculating project risks
- Formal change control process for both baselines and forecasts
- Monthly re-forecasting of project TEC and schedule
-

The EVM System and Project Controls are implemented and controlled at the corporate level of ACO and Centrus Energy Corp. ensuring continuity and consistency of its application across all projects in the Contractor's project portfolio."

C. Clause F.1 is deleted in its entirety and replaced with the following:

"F.1 DOE-F-1001 Delivery Schedule

The Government requires delivery to be made according to the following schedule:

MILESTONE	Title	Date
00001	Rescind the NRC Lead Cascade License Amendment	July 1, 2019
00002	Reestablish Site Services to support the HALEU Program at Piketon	January 1. 2020
00003a	Award Sub-Contract to Procure Machine Casings	October 31, 2019
00003b	Receive all Machine Casings	September 1, 2020
00004	Reestablish the Vendor Supply Chain to Support the HALEU Program	June 1, 2020
00005a,b,c,d	Reconstitute the Security Program for the Piketon Facilities	November 1, 2020
00006a	Transfer Title of Contractor-Owned Machine Components to DOE	December 1, 2019 or mutually agreed upon date

Contract No: 89303519CNE000005
Modification P00016
Page 10 of 11

00006b	Initiate delivery of AC100M Subassemblies to Piketon	December 31, 2020
00007	Complete Reconstitution of HALEU BOP and Cascade Infrastructure	November 1, 2021
00008	Assemble and Dry 16 AC100M Machines	November 1, 2021
00009	All systems except mass spectrometer, Distributed Control System and Fissile Material Storage Area ready for operations.	March 31, 2022
00010	Perform all activities necessary to maintain security and obligations under the NRC license, as well as those necessary to complete the Contract and support the procurement, including the delivery of technical data and softwareStaff qualified for operations	March 1,2022 April 30, 2022
00011	Obtain NRC License Revision for COL	March 1, 2022

D. Clause B.3 ORO-B-1001 OBLIGATION OF FUNDS (COST-NO FEE) ALTERNATE I, and deleted in its entirety and replaced with the following:

"Pursuant to the clause entitled "Limitation of Funds," $130,046,674.03 is obligated and available for payment of allowable costs to be incurred from the effective date of this contract through the period estimated to end April 30, 2022."

E. As stated in P00014, in accordance with Section H Clause, *DOE-H-2061 Change Order Accounting (OCT 2014)*, DOE requires separate accounting for the incurred costs for this effort, including the changes in this modification. There is no change to the definitization schedule included in P00014.